1789 GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

July 31, 2021 (Unaudited)

COMMON STOCKS - 78.8%	Shares	Value
Communications - 5.7%
Advertising & Marketing - 5.7%
Interpublic Group of Companies, Inc. (The)	53,200	$1,881,152

Consumer Discretionary - 4.9%
Retail - Discretionary - 4.9%
Home Depot, Inc. (The)	4,875	1,599,926

Consumer Staples - 5.3%
Retail - Consumer Staples - 5.3%
Kroger Company (The)	42,500	1,729,750

Financials - 17.0%
Banking - 2.3%
JPMorgan Chase & Company	5,000	758,900

Institutional Financial Services - 4.9%
CME Group, Inc.	7,600	1,612,188

Specialty Finance - 9.8%
Fidelity National Financial, Inc.	35,200	1,570,272
First American Financial Corporation	24,550	1,652,461
		3,222,733
Health Care - 4.9%
Health Care Facilities & Services - 4.9%
UnitedHealth Group, Inc.	3,900	1,607,658

Industrials - 10.0%
Aerospace & Defense - 4.6%
Lockheed Martin Corporation	4,100	1,523,847

Commercial Support Services - 5.4%
Republic Services, Inc.	14,850	1,757,646

Materials - 9.7%
Chemicals - 4.8%
Celanese Corporation	10,200	1,588,854

Containers & Packaging - 4.9%
Packaging Corporation of America	11,250	1,591,875

1789 GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 78.8% (Continued)	Shares	Value
Real Estate - 12.0%
REITs - 12.0%
CoreSite Realty Corporation	12,600	$1,741,446
Crown Castle International Corporation	11,500	2,220,535
		3,961,981
Technology - 4.6%
Technology Services - 4.6%
Mastercard, Inc. - Class A	3,950	1,524,463

Utilities - 4.7%
Electric Utilities - 4.7%
NextEra Energy, Inc.	19,800	1,542,420

Total Common Stocks (Cost $17,558,473)		$25,903,393

MONEY MARKET FUNDS - 21.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio – Class I, 0.01% (a) (Cost $7,081,413)	7,081,413	$7,081,413

Total Investments at Value - 100.4% (Cost $24,639,886)		$32,984,806

Liabilities in Excess of Other Assets - (0.4%)		(119,107)

Net Assets - 100.0%		$32,865,699

(a)	The rate shown is the 7-day effective yield as of July 31, 2021.